Filed pursuant to Rule 497(k)
1933 Act File No. 033-38074
1940 Act File No. 811-06260

Summary Prospectus	October 31, 2017

Quaker Global Tactical Allocation Fund

Tickers: Class A QTRAX Class C QTRCX Class I QTRIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 30, 2017, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature/reports. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fee (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	1.08%	1.08%	1.08%
Shareholder Servicing Fees	0.08%	0.08%	0.08%
Dividends on Short Positions	0.00%	0.00%	0.00%
Total Other Expenses	1.16%	1.16%	1.16%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.43%	3.18%	2.18%
Fee Waiver and/or Expense Reimbursement(2)	-0.19%	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.24%	2.99%	1.99%
(1)

The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are those expenses incurred indirectly by the Fund through its ownership in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund. The Fund’s holdings in any other investment company (including ETFs) and BDCs are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

(2)

The Quaker Funds, Inc. (the “Adviser”), has contractually agreed to waive the lesser of 0.30% of its management fees or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) (“Fund Expenses”) when they exceed 1.50% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). This agreement will continue in effect from October 30, 2017 to October 28, 2018. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the time at which the Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example gives effect to the contractual expense reimbursement for the 1 year example and the first of 3 years, 5 years and 10 years. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$765	$1,249	$1,758	$3,151
CLASS C	$302	$963	$1,648	$3,472
INSTITUTIONAL CLASS	$202	$664	$1,152	$2,499

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s Adviser, will, under normal market conditions, employ the following strategies:

•	Common Stock. The Fund invests its assets in common stocks of U.S. and foreign companies without regard to market capitalization.
•
Exchange Traded Funds. The Fund may invest in ETFs representing asset classes that include, but that are not limited to common and preferred equity, fixed income, commodities, real estate, volatility indices, derivatives and currencies. The Fund may also invest in leveraged, inverse and inverse leveraged ETFs. The Fund’s equity exposures may include, but are not limited to ETFs that represent equity market indices that may be segmented by region, sector, market capitalization or otherwise as well as individual securities within the common and preferred equity markets.

•
Growth Stock. The Fund invests its assets in equity securities of companies that the Adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth. This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally. The Adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

•
Foreign Securities. The Fund may invest without limit in foreign securities, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs are receipts issued by a depositary outside of the United States (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Under normal circumstances, the Fund will invest at least 40% of its net assets in ETFs, common stocks, and ADRs or foreign companies.

•	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.
•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.
•	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.
•
Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•	Derivatives. The Fund may deploy the use of derivatives (i.e., exchange traded options, futures, and options on futures) with the objective of reducing portfolio volatility.
•
Fixed Income Securities. Consistent with the Fund’s tactical allocation strategy, when the Adviser deems appropriate, the Fund may utilize a broad array of fixed income securities or bonds, across different interest rate markets. This may include, but are not limited to, fixed income securities issued by governments, government agencies, municipalities and global companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets as well as asset-backed securities. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”). Individual bonds of similar description may also be used within the Fund.

•	Preferred Stock. The Fund may invest in preferred stocks.
•	Master Limited Partnerships. The Fund may invest in master limited partnerships.
•	Real Estate Investment Trusts. The Fund may invest in real estate investment trusts.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•
Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Small and Mid-Cap Stocks Risk. The Fund invests in companies with small and medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, small and mid-capitalization stock prices have greater volatility than large company securities.

•
Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•
Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

•
Exchange Traded Fund Risk. Investment in any ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Leveraged, Inverse and Inverse-Leveraged ETF Risk. Investment in leveraged, inverse and inverse-leveraged ETFs includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Fund’s investment in such ETF will be changed by an amount equal to 3% for every 1% daily change, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Fixed Income Securities Risk. When the Fund invests in fixed income securities or ETFs that own fixed income securities, the value of those investments in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in securities and ETFs that own what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•
High Yield Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), or in exchange traded funds that own high yield and unrated securities of similar credit quality, which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•
Emerging Markets Risk. The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in the settlement process.

•
Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Portfolio Turnover Risk. The Fund’s Adviser may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•
Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•
Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to reduce portfolio volatility. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

•
Master Limited Partnership Risk. The Fund’s exposure to the master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•
Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•
Commodities Risk. Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 17.50% in 3rd quarter of 2009
Lowest Performing Quarter: -14.91% in 3rd quarter of 2011

The Fund’s cumulative year-to-date return through September 30, 2017 was 0.19%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	Since Inception
Class A Return Before Taxes (Inception Date: May 1, 2008)	-10.67%	7.72%	-0.31%
Class A Return After Taxes on Distributions	-10.67%	7.72%	-0.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.04%	6.08%	-0.23%
Class C Return Before Taxes (Inception Date: May 1, 2008)	-6.13%	8.12%	-0.41%
Institutional Class Return Before Taxes (Inception Date: July 23, 2008)	-5.18%	9.22%	2.07%
MSCI World® Index	7.51%	10.41%	3.86%

INVESTMENT ADVISER

Quaker Funds, Inc. serves as investment adviser to the Fund.

PORTFOLIO MANAGER

Thomas F. Kirchner, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Paul Hoffmeister, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888

A current Statutory Prospectus and Statement of Additional Information, both dated October 30, 2017, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Summary Prospectus	Quaker Global Tactical Allocation Fund